CVD Reports Record-breaking Three and Six Month Results

CENTRAL ISLIP, N.Y., (Business Wire) – August 13, 2015 – CVD Equipment Corporation (NASDAQ: CVV) announces that it has achieved record-breaking revenue for both the three and six month periods ended June 30, 2015.

CVD achieved record revenue of $10.4 million for the current quarter ending June 30, 2015 and a record $20.1 million for the six months ended June 30, 2015. Net earnings for the current three and six month periods were $1.3 million and $2.0 million respectively, compared to net earnings of $0.2 million for the three months ended June 30, 2014 and a net loss of $0.1 million for the six months ended June 30, 2014.  As a result, the Company reported earnings of $0.22 per share basic and $0.21 per share diluted for the three months ended June 30, 2015 and $0.32 per share basic and diluted for the six months ended June 30, 2015. The Company reported earnings of $0.03 per share basic and diluted for the three months ended June 30, 2014 and a net loss of ($0.01) per share basic and diluted for the six months ended June 30, 2014.

The Company increased its backlog to $19.3 million at June 30, 2015, an increase of 32.8% compared to the $14.5 million backlog at June 30, 2014 and an increase of 16.4% compared to the backlog of $16.6 at March 31, 2015. The timing of the receipt of an order is subject to various factors, some of which are not in our control. As a result, our order levels from period to period, tend to be uneven. Order levels attained in one three month period are not necessarily indicative of order levels that will be attained in future periods. Although timing for completion of backlog varies depending on the product mix and can be as long as two years, the Company believes a significant portion of its current backlog will be completed within the next twelve months.

The Company continues to maintain a strong cash position and a healthy working capital ratio.

Leonard Rosenbaum, President and Chief Executive Officer stated:  “A significant portion of our orders this quarter came from existing customers. As their businesses expand, they have relied on CVD to supply additional production equipment to expand their capacity.  We believe business from these customers will continue to expand over the next few years.

“As new technologies develop our talents are used to design and manufacture the state of the art process equipment needed to prove the concepts. We continue to work with our customers from the research state, all the way to launching the process in production, and into the capacity ramp to full production.

“In doing this, we have made significant advances in custom chemical deposition equipment for medical, aerospace, and other applications, as well as nanomaterials. As we continue to develop equipment for our customers while doing their research, these developments will continue to build our technology base and continue to fuel our growth.”

CVD Equipment Corporation
Comparison of Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2015 vs. June 30, 2014

	Three Months Ended		Six Months Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014
Revenue	$10,434,000	$6,107,000	$20,127,000	$10,492,000
Gross profit	4,157,000	2,458,000	7,917,000	4,438,000
Operating income	1,517,000	158,000	2,724,000	108,000
Pre-tax income	1,498,000	141,000	2,687,000	92,000
Net income/(loss)	1,335,000	202,000	2,003,000	(66,000)
Net earnings
-Per share basic	0.22	$0.03	$0.32	$(0.01)
-Per share diluted	0.21	$0.03	$0.32	$(0.01)
Stock Outstanding
-Basic	6,170,075	6,112,357	6,169,201	6,114,716
-Diluted	6,300,961	6,224,948	6,288,347	6,114,716

Earnings release should be read in conjunction with Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2014

About CVD Equipment Corporation
CVD Equipment Corporation (NASDAQ: CVV) is a designer and manufacturer of custom and standard state-of-the-art equipment used in the development, design and manufacture of advanced electronic components, materials and coatings for research and industrial applications.  CVD offers a broad range of chemical vapor deposition, gas control, and other equipment that is used by customers to research, design and manufacture semiconductors, solar cells, graphene, carbon nanotubes, nanowires, LEDs, MEMS, smart glass coatings, batteries, ultra capacitors, medical coatings, industrial coatings and equipment for surface mounting of printed circuit components.  CVD’s application laboratory focuses on higher efficiency nano and nano to macro material manufacturing for a wide variety of growth markets, which are marketed through our wholly owned subsidiary CVD Materials Corporation.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by CVD Equipment Corporation) contains statements that are forward-looking.  All statements other than statements of historical fact are hereby identified as “forward-looking statements, “as such term is defined in Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward looking information involves a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those discussed or anticipated by management.  Potential risks and uncertainties include, among other factors, conditions, success of CVD Equipment Corporation’s growth and sales strategies, the possibility of customer changes in delivery schedules, cancellation of orders, potential delays in product shipments, delays in obtaining inventory parts from suppliers and failure to satisfy customer acceptance requirements.

For further information about CVD Equipment Corporation please contact Karen Hamberg Phone: (631) 981-7081, Fax: (631) 981-7095 or Email: investorrelations@CVDequipment.com or Sales@CVDequipment.com

CVD Equipment Corporation
Comparison of Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2015 vs. June 30, 2014

	Three Months Ended		Six Months Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014
Revenue	$10,434,000	$6,107,000	$20,127,000	$10,492,000
Gross profit	4,157,000	2,458,000	7,917,000	4,438,000
Operating income	1,517,000	158,000	2,724,000	108,000
Pre-tax income	1,498,000	141,000	2,687,000	92,000
Net income/(loss)	1,335,000	202,000	2,003,000	(66,000)
Net earnings
-Per share basic	0.22	$ 0.03	$ 0.32	$ (0.01)
-Per share diluted	0.21	$ 0.03	$ 0.32	$ (0.01)
Stock Outstanding
-Basic	6,170,075	6,112,357	6,169,201	6,114,716
-Diluted	6,300,961	6,224,948	6,288,347	6,114,716

Earnings release should be read in conjunction with Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2014

About CVD Equipment Corporation
CVD Equipment Corporation (NASDAQ: CVV) is a designer and manufacturer of custom and standard state-of-the-art equipment used in the development, design and manufacture of advanced electronic components, materials and coatings for research and industrial applications.  CVD offers a broad range of chemical vapor deposition, gas control, and other equipment that is used by customers to research, design and manufacture semiconductors, solar cells, graphene, carbon nanotubes, nanowires, LEDs, MEMS, smart glass coatings, batteries, ultra capacitors, medical coatings, industrial coatings and equipment for surface mounting of printed circuit components.  CVD’s application laboratory focuses on higher efficiency nano and nano to macro material manufacturing for a wide variety of growth markets, which are marketed through our wholly owned subsidiary CVD Materials Corporation.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by CVD Equipment Corporation) contains statements that are forward-looking.  All statements other than statements of historical fact are hereby identified as “forward-looking statements, “as such term is defined in Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward looking information involves a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those discussed or anticipated by management.  Potential risks and uncertainties include, among other factors, conditions, success of CVD Equipment Corporation’s growth and sales strategies, the possibility of customer changes in delivery schedules, cancellation of orders, potential delays in product shipments, delays in obtaining inventory parts from suppliers and failure to satisfy customer acceptance requirements.

For further information about CVD Equipment Corporation please contact Karen Hamberg Phone: (631) 981-7081, Fax: (631) 981-7095 or Email: investorrelations@CVDequipment.com or Sales@CVDequipment.com